                     Limited Term New York Municipal Fund
                   Supplement dated March 10, 2004, to the
         Statement of Additional Information dated February 24, 2004

This supplement amends the Statement of Additional  Information ("SAI") of the
above-referenced  Fund and is in addition to any existing  supplements  to the
Fund's SAI.

On  February  11,  2004,  the  Fund's  Distributor   voluntarily  reduced  the
asset-based  sales charge under the Class X  Distribution  and Service Plan to zero.

Therefore,  in the SAI under  "Distribution  and  Service  Plans",  subsection
"Class  B,  Class C and Class X  Distribution  and  Service  Plan  Fees",  the
following paragraph is inserted as the last paragraph of the subsection:

      Effective  February  11,  2004,  the  Fund's  Distributor   reduced  the
      asset-based  sales  charge for Class X shares  from  0.50% to zero.  The
      Distributor  has  voluntarily  waived this expense and may reinstate the
      0.50%  asset-based  sales charge under the current Class X  Distribution and Service Plan at any time, without notice to Class X shareholders.

March 10, 2004                                                    PXO355.009